Exhibit 4.14

SECOND SUPPLEMENTAL INDENTURE

AMONG

CHEVRON U.S.A. INC. As Issuer

and

CHEVRON CORPORATION, As Guarantor

and

DEUTSCHE BANK TRUST COMPANY AMERICAS, As Trustee

Dated as of January    , 2021

TABLE OF CONTENTS

ARTICLE ONE DEFINITIONS		1

Section 1.01	Definitions	1
Section 1.02	Other Definitions	3

ARTICLE TWO TERMS OF THE NOTES		4

Section 2.01	Each of the 2023 Notes, the 2024 Notes, the 2027 Notes, the 2028 Notes, the 2029 Notes, the 2041 Notes, the 2043 Notes, the 2044 Notes, the 2047 Notes, and the 2049 Notes Constitutes a series of Securities	4
Section 2.02	Terms and Provisions of the Notes	4

ARTICLE THREE MISCELLANEOUS PROVISIONS		7

Section 3.01	Provisions of the Indenture	7
Section 3.02	Calculation Agent	7
Section 3.03	Separability of Invalid Provisions	7
Section 3.04	Execution in Counterparts	7
Section 3.05	Trustee’s Disclaimer	7
Section 3.06	Effectiveness	8
Section 3.07	Tax Matters	8

Signatures

Exhibits

Exhibit A – Form of 2023 Note

Exhibit B – Form of 2024 Note

Exhibit C – Form of 2027 Note

Exhibit D – Form of 2028 Note

Exhibit E – Form of 2029 Note

Exhibit F – Form of 2041 Note

Exhibit G – Form of 2043 Note

Exhibit H – Form of 2044 Note

Exhibit I – Form of 2047 Note

Exhibit J – Form of 2049 Note

SECOND SUPPLEMENTAL INDENTURE

THIS SECOND SUPPLEMENTAL INDENTURE, dated as of January    , 2021, among CHEVRON U.S.A. INC., a Pennsylvania corporation, as Issuer (the “Company”), CHEVRON CORPORATION, a Delaware corporation, as Guarantor (“Guarantor”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York State banking corporation, as Trustee (the “Trustee”).

W I T N E S S E T H:

WHEREAS, the Company, the Guarantor and the Trustee have entered into that certain Indenture dated as of August 12, 2020 (the “Indenture”);

WHEREAS, pursuant to the provisions of Section 3.1 of the Indenture, the Company wishes to enter into this Second Supplemental Indenture to establish the terms and provisions of ten series of Securities (as defined in the Indenture);

WHEREAS, in compliance with the requirements of the Indenture, each of the Company and Guarantor has duly authorized the execution and delivery of this Second Supplemental Indenture, and all things necessary have been done to make this Second Supplemental Indenture a valid agreement of the Company and the Guarantor in accordance with its terms:

NOW, THEREFORE, THIS SECOND SUPPLEMENTAL INDENTURE WITNESSETH:

That in consideration of the premises, the Company and the Guarantor covenant and agree with the Trustee, for the equal and proportionate benefit of the respective holders from time to time of the Securities, as follows:

ARTICLE ONE

DEFINITIONS

Section 1.01    Definitions. The terms defined in this Section 1.01 shall, for all purposes of the Indenture and this Second Supplemental Indenture have the meanings herein specified, unless the context clearly otherwise requires.

(A) 2023 Notes

The term “2023 Notes” shall mean the $                in aggregate principal amount of the 7.250% Notes Due 2023.

(B) 2024 Notes

The term “2024 Notes” shall mean the $                in aggregate principal amount of the 3.900% Notes Due 2024.

(C) 2027 Notes

The term “2027 Notes” shall mean the $                in aggregate principal amount of the 8.000% Notes Due 2027.

(D) 2028 Notes

The term “2028 Notes” shall mean the $                in aggregate principal amount of the 3.850% Notes Due 2028.

(E) 2029 Notes

The term “2029 Notes” shall mean the $                in aggregate principal amount of the 3.250% Notes Due 2029.

(F) 2041 Notes

The term “2041 Notes” shall mean the $                in aggregate principal amount of the 6.000% Notes Due 2041.

(G) 2043 Notes

The term “2043 Notes” shall mean the $                in aggregate principal amount of the 5.250% Notes Due 2043.

(H) 2044 Notes

The term “2044 Notes” shall mean the $                in aggregate principal amount of the 5.050% Notes Due 2044.

(I) 2047 Notes

The term “2047 Notes” shall mean the $                in aggregate principal amount of the 4.950% Notes Due 2047.

(J) 2049 Notes

The term “2049 Notes” shall mean the $                in aggregate principal amount of the 4.200% Notes Due 2049.

(K) Adjusted Treasury Rate

The term “Adjusted Treasury Rate” shall mean (1) the arithmetic mean of the yields under the heading “Week Ending” published in the Statistical Release most recently published prior to the date of determination under the caption “Treasury Constant Maturities” for the maturity (rounded to the nearest month) corresponding to the remaining term, as of the Redemption Date, of the Notes being redeemed plus (2) 0.25% for the 2024 Notes, 0.25% for the 2028 Notes, 0.25% for the 2029 Notes, 0.25% for the 2041 Notes, 0.25% for the 2043 Notes, 0.30% for the 2044 Notes, 0.35% for the 2047 Notes, and 0.35% for the 2049 Notes. If no maturity set forth under such heading exactly corresponds to the remaining term of a series of Notes being redeemed, yields for the two published maturities most closely corresponding to the remaining term of the series of Notes being redeemed will be calculated as described in the preceding sentence, and the Adjusted Treasury Rate will be interpolated or extrapolated from such yields on a straight-line basis, rounding each of the relevant periods to the nearest month. The Adjusted Treasury Rate is to be determined on the third Business Day preceding the applicable Redemption Date.

(L) Blanket Issuer Letter of Representations

The term “Blanket Issuer Letter of Representations” shall mean the Blanket Issuer Letter of Representations, dated August 4, 2020, executed by and between the Company and The Depository Trust Company.

(M) Calculation Agent

The term “Calculation Agent” shall mean Deutsche Bank Trust Company Americas, until a successor replaces it pursuant to the applicable provisions of the Indenture and, thereafter, shall mean such successor.

(N) Indenture

The term “Indenture” shall mean the Indenture, dated as of August 12, 2020, among the Company, the Guarantor and the Trustee, as it may from time to time hereafter be further supplemented, modified or amended, as provided in the Indenture.

(O) Interest Payment Dates

The term “Interest Payment Dates” shall mean (i) each April 15 and October 15, commencing April 15, 2021, with respect to the 2023, 2029, and 2049 Notes, (ii) each May 15 and November 15, commencing May 15, 2021, with respect to the 2024, 2043, and 2044 Notes, (iii) each April 1 and October 1, commencing April 1, 2021, with respect to the 2027 Notes, (iv) each January 15 and July 15, commencing January 15, 2021, with respect to the 2028 Notes, (v) each March 1 and September 1, commencing March 1, 2021, with respect to the 2041 Notes, and (vi) each February 15 and August 15, commencing February 15, 2021, with respect to the 2047 Notes. If any interest payment date for a series of Notes falls on a date that is not a Business Day, the applicable interest payment will be made on the next Business Day, and no interest shall accrue on the amount of interest due on that interest payment date for the period from and after such interest payment date to the next Business Day.

(P) Notes

The term “Notes” shall mean the 2023 Notes, the 2024 Notes, the 2027 Notes, the 2028 Notes, the 2029 Notes, the 2041 Notes, the 2043 Notes, the 2044 Notes, the 2047 Notes, and the 2049 Notes.

(Q) Second Supplemental Indenture

The term “Second Supplemental Indenture” shall mean this Second Supplemental Indenture, dated as of January                , 2021, among the Company, the Guarantor and the Trustee, as such is originally executed, or as it may from time to time be supplemented, modified or amended, as provided herein and in the Indenture.

(R) Statistical Release

The term “Statistical Release” shall mean the statistical release designation “H.15” or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively-traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the terms of the Notes, then such other reasonably comparable index as the Company shall designate.

(S) Trustee

The term “Trustee” shall mean Deutsche Bank Trust Company Americas, until a successor replaces it pursuant to the applicable provisions of the Indenture and, thereafter, shall mean such successor.

Section 1.02 Other Definitions. All of the terms appearing herein shall be defined as the same are now defined under the provisions of the Indenture, except when expressly herein or otherwise defined.

ARTICLE TWO

TERMS OF THE NOTES

Section 2.01 Each of the 2023 Notes, the 2024 Notes, the 2027 Notes, the 2028 Notes, the 2029 Notes, the 2041 Notes, the 2043 Notes, the 2044 Notes, the 2047 Notes, and the 2049 Notes Constitutes a series of Securities. Each of the 2023 Notes, the 2024 Notes, the 2027 Notes, the 2028 Notes, the 2029 Notes, the 2041 Notes, the 2043 Notes, the 2044 Notes, the 2047 Notes, and the 2049 Notes are hereby authorized to be issued under the Indenture as a series of Securities. The 2023 Notes shall be in the aggregate principal amount of U.S.$                . The 2024 Notes shall be in the aggregate principal amount of U.S.$                . The 2027 Notes shall be in the aggregate principal amount of U.S.$                . The 2028 Notes shall be in the aggregate principal amount of U.S.$                . The 2029 Notes shall be in the aggregate principal amount of U.S.$                . The 2041 Notes shall be in the aggregate principal amount of U.S.$                . The 2043 Notes shall be in the aggregate principal amount of U.S.$                . The 2044 Notes shall be in the aggregate principal amount of U.S.$                . The 2047 Notes shall be in the aggregate principal amount of U.S.$                . The 2049 Notes shall be in the aggregate principal amount of U.S.$                .

Section 2.02 Terms and Provisions of the Notes. The Notes shall be subject to the terms and provisions hereinafter set forth:

(A) The 2023 Notes shall be designated as the 7.250% Notes Due 2023. The 2024 Notes shall be designated as the 3.900% Notes Due 2024. The 2027 Notes shall be designated as the 8.000% Notes Due 2027. The 2028 Notes shall be designated as the 3.850% Notes Due 2028. The 2029 Notes shall be designated as the 3.250% Notes Due 2029. The 2041 Notes shall be designated as the 6.000% Notes Due 2041. The 2043 Notes shall be designated as the 5.250% Notes Due 2043. The 2044 Notes shall be designated as the 5.050% Notes Due 2044. The 2047 Notes shall be designated as the 4.950% Notes Due 2047. The 2049 Notes shall be designated as the 4.200% Notes Due 2049.

(B) The 2023 Notes shall bear interest on the unpaid principal amount thereof from October 15, 2020. The 2024 Notes shall bear interest on the unpaid principal amount thereof from November 15, 2020. The 2027 Notes shall bear interest on the unpaid principal amount thereof from October 1, 2020. The 2028 Notes shall bear interest on the unpaid principal amount thereof from July 15, 2020. The 2029 Notes shall bear interest on the unpaid principal amount thereof from October 15, 2020. The 2041 Notes shall bear interest on the unpaid principal amount thereof from September 1, 2020. The 2043 Notes shall bear interest on the unpaid principal amount thereof from November 15, 2020. The 2044 Notes shall bear interest on the unpaid principal amount thereof from November 15, 2020. The 2047 Notes shall bear interest on the unpaid principal amount thereof from August 15, 2020. The 2049 Notes shall bear interest on the unpaid principal amount thereof from October 15, 2020.

(C) The 2023 Notes shall mature on October 15, 2023. The 2024 Notes shall mature on November 15, 2024. The 2027 Notes shall mature on April 1, 2027. The 2028 Notes shall mature on January 15, 2028. The 2029 Notes shall mature on October 15, 2029. The 2041 Notes shall mature on March 1, 2041. The 2043 Notes shall mature on November 15, 2043. The 2044 Notes shall mature on November 15, 2044. The 2047 Notes shall mature on August 15, 2047. The 2049 Notes shall mature on October 15, 2049.

(D) The 2023 Notes shall bear interest at the rate of 7.250% per annum, payable on April 15, 2021 and on each April 15 and October 15 thereafter. The 2024 Notes shall bear interest at the rate of 3.900% per annum, payable on May 15, 2021 and on each May 15 and November 15 thereafter. The 2027 Notes shall bear interest at the rate of 8.000% per annum, payable on April 1, 2021 and on each April 1 and October 1 thereafter. The 2028 Notes shall bear interest at the rate of 3.850% per annum, payable on January 15, 2021 and on each January 15 and July 15 thereafter. The 2029 Notes shall bear interest at the rate of 3.250% per annum, payable on April 15, 2021 and on each April 15 and October 15 thereafter. The 2041 Notes shall bear interest at the rate of 6.000% per annum, payable on March 1, 2021 and on each March 1 and September 1 thereafter. The 2043 Notes shall bear interest at the rate of 5.250% per annum, payable on May 15, 2021 and on each May 15 and November 15 thereafter. The 2044 Notes shall bear interest at the rate of 5.050% per annum, payable on May 15, 2021 and on each May 15 and November 15 thereafter. The 2047 Notes shall bear interest at the rate of 4.950% per annum, payable on February 15, 2021 and on each February 15 and August 15 thereafter. The 2049 Notes shall bear interest at the rate of 4.200% per annum, payable on April 15, 2021 and on each April 15 and October 15 thereafter.

(E) Each of the Notes shall be issued initially as one or more Global Securities (the “Global Notes”) in registered form registered in the name of The Depository Trust Company or its nominee in such denominations as are required by the Blanket Issuer Letter of Representations and otherwise as in substantially the form set forth in Exhibit A, Exhibit B, Exhibit C, Exhibit D, Exhibit E, Exhibit F, Exhibit G, Exhibit H, Exhibit I, and Exhibit J to this Second Supplemental Indenture with such minor changes thereto as may be required in the process of printing or otherwise producing the Global Notes but not affecting the substance thereof.

(F) The Depositary for the Notes shall be The Depository Trust Company.

(G) The Global Notes shall be exchangeable for definitive Notes in registered form substantially the same as the Global Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof upon the terms and in accordance with the provisions of the Indenture. Interest on the Notes will be computed on the basis of a 360-day year of twelve 30-day months.

(H) The Notes shall be payable (as to both principal and interest) when and as the same become due at the office of the Trustee; provided that as long as the Notes are in the form of one or more Global Notes, payments of interest may be made by wire transfer in accordance with the provisions of the Indenture and such Global Notes; and provided further that upon any exchange of the Global Notes for Notes in definitive form, the Company elects to exercise its option to have interest payable by check mailed to the registered owners at such owners’ addresses as they appear on the Register, as kept by the Trustee, on each relevant Record Date.

(I) The Trustee shall be the registrar for the Notes and the Register of the Notes shall be kept at the principal office of the Trustee.

(J) The Company hereby appoints the Trustee as the Calculation Agent in connection with the Notes. The Trustee shall be the Calculation Agent until a successor replaces it pursuant to the applicable provisions of the Indenture and, thereafter, Calculation Agent shall mean such successor.

(K) The Record Date for the Notes shall be the fifteenth day preceding the relevant Interest Payment Date.

(L) Prior to August 15, 2024, the 2024 Notes shall be subject to redemption, at the option of the Company, in whole or in part, at any time at a redemption price equal to the greater of (a) 100% of the principal amount of the 2024 Notes being redeemed and (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including the portion of any such payments of interest accrued as of the redemption date), discounted to the redemption date on a semiannual basis, calculated assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate, plus interest accrued on the 2024 Notes being redeemed to, but not including, the redemption date. On or after August 15, 2024, the 2024 Notes shall be subject to redemption, at the option of the Company, in whole or in part, at any time at a redemption price equal to 100% of the principal amount of the 2024 Notes being redeemed plus interest accrued on the 2024 Notes being redeemed to, but not including, the redemption date.

(M) Prior to October 15, 2027, the 2028 Notes shall be subject to redemption, at the option of the Company, in whole or in part, at any time at a redemption price equal to the greater of (a) 100% of the principal amount of the 2028 Notes being redeemed and (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including the portion of any such payments of interest accrued as of the redemption date), discounted to the redemption date on a semiannual basis, calculated assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate, plus interest accrued on the 2028 Notes being redeemed to, but not including, the redemption date. On or after October 15, 2027, the 2028 Notes shall be subject to redemption, at the option of the Company, in whole or in part, at any time at a redemption price equal to 100% of the principal amount of the 2028 Notes being redeemed plus interest accrued on the 2028 Notes being redeemed to, but not including, the redemption date.

(N) Prior to July 15, 2029, the 2029 Notes shall be subject to redemption, at the option of the Company, in whole or in part, at any time at a redemption price equal to the greater of (a) 100% of the principal amount of the 2029 Notes being redeemed and (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including the portion of any such payments of interest accrued as of the redemption date), discounted to the redemption date on a semiannual basis, calculated assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate, plus interest accrued on the 2029 Notes being redeemed to, but not including, the redemption date. On or after July 15, 2029, the 2029 Notes shall be subject to redemption, at the option of the Company, in whole or in part, at any time at a redemption price equal to 100% of the principal amount of the 2029 Notes being redeemed plus interest accrued on the 2029 Notes being redeemed to, but not including, the redemption date.

(O) Prior to September 1, 2040, the 2041 Notes shall be subject to redemption, at the option of the Company, in whole or in part, at any time at a redemption price equal to the greater of (a) 100% of the principal amount of the 2041 Notes being redeemed and (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including the portion of any such payments of interest accrued as of the redemption date), discounted to the redemption date on a semiannual basis, calculated assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate, plus interest accrued on the 2041 Notes being redeemed to, but not including, the redemption date. On or after September 1, 2040, the 2041 Notes shall be subject to redemption, at the option of the Company, in whole or in part, at any time at a redemption price equal to 100% of the principal amount of the 2041 Notes being redeemed plus interest accrued on the 2041 Notes being redeemed to, but not including, the redemption date.

(P) Prior to May 15, 2043, the 2043 Notes shall be subject to redemption, at the option of the Company, in whole or in part, at any time at a redemption price equal to the greater of (a) 100% of the principal amount of the 2043 Notes being redeemed and (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including the portion of any such payments of interest accrued as of the redemption date), discounted to the redemption date on a semiannual basis, calculated assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate, plus interest accrued on the 2043 Notes being redeemed to, but not including, the redemption date. On or after May 15, 2043, the 2043 Notes shall be subject to redemption, at the option of the Company, in whole or in part, at any time at a redemption price equal to 100% of the principal amount of the 2043 Notes being redeemed plus interest accrued on the 2043 Notes being redeemed to, but not including, the redemption date.

(Q) Prior to May 15, 2044, the 2044 Notes shall be subject to redemption, at the option of the Company, in whole or in part, at any time at a redemption price equal to the greater of (a) 100% of the principal amount of the 2044 Notes being redeemed and (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including the portion of any such payments of interest accrued as of the redemption date), discounted to the redemption date on a semiannual basis, calculated assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate, plus interest accrued on the 2044 Notes being redeemed to, but not including, the redemption date. On or after May 15, 2044, the 2044 Notes shall be subject to redemption, at the option of the Company, in whole or in part, at any time at a redemption price equal to 100% of the principal amount of the 2044 Notes being redeemed plus interest accrued on the 2044 Notes being redeemed to, but not including, the redemption date.

(R) Prior to February 15, 2047, the 2047 Notes shall be subject to redemption, at the option of the Company, in whole or in part, at any time at a redemption price equal to the greater of (a) 100% of the principal amount of the 2047 Notes being redeemed and (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including the portion of any such payments of interest accrued as of the redemption date), discounted to the redemption date on a semiannual basis, calculated assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate, plus interest accrued on the 2047 Notes being redeemed to, but not including, the redemption date. On or after February 15, 2047, the 2047 Notes shall be subject to redemption, at the option of the Company, in whole or in part, at any time at a redemption price equal to 100% of the principal amount of the 2047 Notes being redeemed plus interest accrued on the 2047 Notes being redeemed to, but not including, the redemption date.

(S) Prior to April 15, 2049, the 2049 Notes shall be subject to redemption, at the option of the Company, in whole or in part, at any time at a redemption price equal to the greater of (a) 100% of the principal amount of the 2049 Notes being redeemed and (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including the portion of any such payments of interest accrued as of the redemption date), discounted to the redemption date on a semiannual basis, calculated assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate, plus interest accrued on the 2049 Notes being redeemed to, but not including, the redemption date. On or after April 15, 2049, the 2049 Notes shall be subject to redemption, at the option of the Company, in whole or in part, at any time at a redemption price equal to 100% of the principal amount of the 2049 Notes being redeemed plus interest accrued on the 2049 Notes being redeemed to, but not including, the redemption date.

(T) The 2023 Notes and 2027 Notes shall not be redeemable prior to maturity.

(U) Subject to the terms and applicable limitations set forth in the Indenture and the form of Notes, the Notes shall be fully and unconditionally guaranteed by the Guarantor pursuant to the terms set forth in Article XIV of the Indenture.

ARTICLE THREE

MISCELLANEOUS PROVISIONS

Section 3.01 Provisions of the Indenture. Except insofar as herein otherwise expressly provided, all of the definitions, provisions, terms and conditions of the Indenture shall be deemed to be incorporated in and made a part of this Second Supplemental Indenture; and the Indenture and this Second Supplemental Indenture is in all respects ratified and confirmed, and the Indenture as amended and supplemented by this Second Supplemental Indenture shall be read, taken and considered as one and the same instrument.

Section 3.02 Calculation Agent. It is understood that all the rights, protections and immunities, including the right to indemnification, extended to the Trustee pursuant to the Indenture shall be applicable to the Calculation Agent under this Second Supplemental Indenture as if fully set forth herein.

Section 3.03 Separability of Invalid Provisions. In case any one or more of the provisions contained in this Second Supplemental Indenture shall be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions contained in this Second Supplemental Indenture, and to the extent and only to the extent that any such provision is invalid, illegal or unenforceable, this Second Supplemental Indenture shall be construed as if such provision had never been contained herein.

Section 3.04 Execution in Counterparts. This Second Supplemental Indenture may be simultaneously executed and delivered in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original. The exchange of copies of this Second Supplemental Indenture and of signature pages by facsimile, electronic or PDF transmission shall constitute effective execution and delivery of this Second Supplemental Indenture as to the parties hereto and may be used in lieu of the original Second Supplemental Indenture and signature pages for all purposes.

Section 3.05 Trustee’s Disclaimer. The Trustee accepts the amendments of the Indenture effected by this Second Supplemental Indenture, but on the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee. Without limiting the generality of the foregoing, the Trustee shall not be responsible in any manner whatsoever for or with respect to any of the recitals or statements contained herein, all of which recitals or statements are made solely by the Company and the Guarantor, or for or with respect to (i) the validity or sufficiency of this Second Supplemental Indenture or any of the terms or provisions hereof, (ii) the proper authorization hereof by the Company and the Guarantor by action or otherwise, (iii) the due execution hereof by the Company and the Guarantor or (iv) the consequences of any amendment herein provided for, and the Trustee makes no representation with respect to any such matters.

Section 3.06 Effectiveness. The obligations of the parties hereto shall become effective as of the date of this Second Supplemental Indenture.

Section 3.07 Tax Matters. In order to comply with applicable tax laws, rules and regulations (inclusive of directives, guidelines and interpretations promulgated by competent authorities) in effect from time to time (“Applicable Tax Law”) that the Company, the Guarantor, the Trustee or the applicable paying agent is subject to related to the Notes, the Company agrees (i) if reasonably requested by the Trustee, to provide to the Trustee such information as it may have in its possession about Holders or the Notes (including any modification to the terms of the Notes) so that the Trustee can determine whether it has tax related obligations under Applicable Tax Law and (ii) that the Trustee shall be entitled to make any withholding or deduction from payments under the Notes to the extent necessary to comply with Applicable Tax Law for which the Trustee shall not have any liability.

In connection with any proposed transfer of Notes outside the book entry system, the Company shall be required to provide or cause to be provided to the Trustee such information as it may have in its possession that is reasonably requested by the Trustee and necessary to allow the Trustee to comply with any applicable tax reporting obligations, including without limitation any cost basis reporting obligations under Internal Revenue Code Section 6045. The Trustee may rely on any such information provided to it and shall have no responsibility to verify or ensure the accuracy of such information.

Notwithstanding anything in this Section 3.07 to the contrary, the Company shall not be required to provide information if it reasonably determines that doing so would violate any applicable law, regulation or confidentiality obligations.

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IN WITNESS WHEREOF, CHEVRON U.S.A. INC., CHEVRON CORPORATION and DEUTSCHE BANK TRUST COMPANY AMERICAS have each caused this Second Supplemental Indenture to be duly executed, all as of the day and year first written above.

CHEVRON U.S.A. INC.

By:

Name:
Title:

CHEVRON CORPORATION

By:

Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:

Name:
Title:

By:

Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Calculation Agent

By:

Name:
Title:

By:

Name:
Title:

[Signature Page to Second Supplemental Indenture]

Exhibit A

$[__]	CUSIP: __________
N-1	ISIN: ___________

CHEVRON U.S.A. INC.

7.250% NOTE DUE 2023

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO CHEVRON U.S.A. INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE EVIDENCING THE NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

CHEVRON U.S.A. INC. (herein referred to as the “Company”), a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania, for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [__] ($[__] ) on October 15, 2023 in lawful money of the United States of America and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) thereon in like money from October 15, 2020 or from the most recent Interest Payment Date (hereinafter defined) to which interest has been paid or duly provided for until payment of such principal sum, at the rate of 7.250% per annum, payable on each April 15 and October 15, commencing April 15, 2021 (the “Interest Payment Dates”).

The principal hereof is payable upon presentation and surrender of this Note at the principal office of Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”). Interest on this Note may be payable by check or draft mailed to the person in whose name this Note is registered at the close of business on the Record Date for such interest payment at such person’s address as it appears on the registration books of the Trustee. The Record Date for the Notes is the date which is 15 days prior to the relevant Interest Payment Date.

Subject to the terms of the Indenture (hereinafter defined), this Security is fully and unconditionally guaranteed as to all payments due hereon whether at the Stated Maturity, by acceleration, redemption, repayment or otherwise by Chevron Corporation (the “Guarantor”) in accordance with the terms set forth in Article XIV of the Indenture .

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF FULLY SET FORTH AT THIS PLACE.

This Note shall not be entitled to any benefit under the Indenture, or become valid or obligatory for any purpose, until the Certificate of Authentication hereon endorsed shall have been executed by manual or electronic signature by the Trustee.

*    *    *

IN WITNESS WHEREOF, each of the Company and the Guarantor has caused this Note to be signed by its respective Assistant Treasurer manually or in facsimile and its corporate seal to be imprinted hereon and attested by the manual or facsimile signature of its Secretary or an Assistant Secretary.

Dated: January __, 2021

CHEVRON U.S.A. INC.

By:

Name:
Title:

Attest:
Assistant Secretary

CHEVRON CORPORATION, as Guarantor

By:

Name:
Title:

Attest:
Assistant Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities, of the Series designated herein, described in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Authorized Signatory

CHEVRON U.S.A. INC.

7.250% NOTE DUE 2023

This Note is one of a duly authorized issue of securities of the Company, not limited in aggregate principal amount, all issued or to be issued in one or more series of varying dates, numbers, interest rates and other provisions, under an Indenture dated as of August 12, 2020, as amended by the Second Supplemental Indenture dated as of January    , 2021 (such indenture as so amended being herein referred to as the “Indenture”) each being among the Company, the Guarantor and the Trustee. This Note is one of a series of Notes designated as its “7.250% Notes Due 2023” aggregating $__________ in principal amount (herein called the “Notes”).

Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, obligations, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the holders of the Notes, to all of the provisions of which Indenture the registered owner of this Note, by acceptance hereof, assents and agrees. The Indenture contains provisions permitting the Company, the Guarantor and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities (which term is defined in the Indenture as any security or securities of the Company, authenticated and delivered under the Indenture) at the time Outstanding (as defined in the Indenture) and affected by such supplemental indenture, to execute one or more supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of such Securities; provided, however, that no such supplemental indenture shall, without the consent of the holder of each Outstanding Security (including the Notes) affected thereby: (1) change the Stated Maturity (as defined in the Indenture) of the principal of, or premium, if any, or any installment of principal of or interest on, any Security; (2) reduce the principal amount of any Security or reduce the amount of the principal of an Original Issue Discount Security (as defined in the Indenture) or any other Security which would be due and payable upon a declaration of acceleration of the Maturity (as defined in the Indenture) thereof pursuant to Section 502, or reduce the rate of interest on any Security; (3) reduce any premium payable upon the redemption of or change the date on which any Security may or must be redeemed; (4) change the coin or currency in which the principal of or premium, if any, or interest on any Security is payable; (5) impair the right of any holder to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date (as defined in the Indenture)); (6) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose holders is required for any such supplemental indenture, or the consent of whose holders is required for any waiver (of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences) provided for in the Indenture; or (7) modify any of the provisions of Sections 9.2, 5.12 or 10.5 of the Indenture, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any holder with respect to changes in the references to “the Trustee” and concomitant changes in Sections 9.2 and 10.5 of the Indenture, or the deletion of Section 9.2(7), in accordance with the requirements of Section 6.11 and 9.1(6) of the Indenture. It is also provided in the Indenture that the holders of a majority in principal amount of the Notes may waive (a) compliance by the Company with the covenants contained in Article X of the Indenture with respect to the Notes and (b) any past or existing Event of Default with respect to the Notes and its consequences except a continuing default in the payment of the principal of or interest on the Notes or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the registered owner of the Note so affected.

The Notes will not be redeemable prior to maturity.

If an Event of Default (as that term is defined in the Indenture) shall occur, the principal of all Notes and the interest accrued thereon may be declared due and payable upon the conditions, in the manner and with the effect provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the holders of a majority in aggregate principal amount of the Notes then Outstanding.

The Notes are issuable in registered form in denominations of $2,000 and integral multiples of $1,000 in excess thereof. Notes may be exchanged for a like aggregate amount of Notes of other authorized denominations as provided in the Indenture. This Note is transferable at the office of the Trustee by the registered owner hereof in person, or by such registered owner’s attorney duly authorized in writing, on the books of the Company at said office, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Note. Upon such transfer a new fully registered Note or Notes of authorized denomination or denominations, for the same aggregate principal amount will be issued to the transferee in exchange herefor.

The Company, the Trustee and any agent of the Company or the Trustee and any paying agent may treat the registered owner hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or the Trustee) for the purpose of receiving payment hereof or on account hereof and for all other purposes, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

THIS NOTE AND THE OBLIGATIONS OF THE COMPANY AND THE GUARANTOR IN RESPECT HEREOF ARE GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

No recourse shall be had for the payment of the principal of or the interest on this Note or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or the Guarantor or of any successor of the Company or the Guarantor, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

Exhibit B

$[__]	CUSIP: __________
N-1	ISIN: ___________

CHEVRON U.S.A. INC.

3.900% NOTE DUE 2024

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO CHEVRON U.S.A. INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE EVIDENCING THE NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

CHEVRON U.S.A. INC. (herein referred to as the “Company”), a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania, for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [__] ($[__] ) on November 15, 2024 in lawful money of the United States of America and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) thereon in like money from November 15, 2020 or from the most recent Interest Payment Date (hereinafter defined) to which interest has been paid or duly provided for until payment of such principal sum, at the rate of 3.900% per annum, payable on each May 15 and November 15, commencing May 15, 2021 (the “Interest Payment Dates”).

The principal hereof is payable upon presentation and surrender of this Note at the principal office of Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”). Interest on this Note may be payable by check or draft mailed to the person in whose name this Note is registered at the close of business on the Record Date for such interest payment at such person’s address as it appears on the registration books of the Trustee. The Record Date for the Notes is the date which is 15 days prior to the relevant Interest Payment Date.

Subject to the terms of the Indenture (hereinafter defined), this Security is fully and unconditionally guaranteed as to all payments due hereon whether at the Stated Maturity, by acceleration, redemption, repayment or otherwise by Chevron Corporation (the “Guarantor”) in accordance with the terms of set forth in Article XIV of the Indenture .

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF FULLY SET FORTH AT THIS PLACE.

This Note shall not be entitled to any benefit under the Indenture, or become valid or obligatory for any purpose, until the Certificate of Authentication hereon endorsed shall have been executed by manual or electronic signature by the Trustee.

*    *    *

IN WITNESS WHEREOF, each of the Company and the Guarantor has caused this Note to be signed by its respective Assistant Treasurer manually or in facsimile and its corporate seal to be imprinted hereon and attested by the manual or facsimile signature of its Secretary or an Assistant Secretary.

Dated: January __, 2021

CHEVRON U.S.A. INC.

By:

Name:
Title:

Attest:
Assistant Secretary

CHEVRON CORPORATION, as Guarantor

By:

Name:
Title:

Attest:
Assistant Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities, of the Series designated herein, described in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Authorized Signatory

CHEVRON U.S.A. INC.

3.900% NOTE DUE 2024

This Note is one of a duly authorized issue of securities of the Company, not limited in aggregate principal amount, all issued or to be issued in one or more series of varying dates, numbers, interest rates and other provisions, under an Indenture dated as of August 12, 2020, as amended by the Second Supplemental Indenture dated as of January    , 2021 (such indenture as so amended being herein referred to as the “Indenture”) each being among the Company, the Guarantor and the Trustee. This Note is one of a series of Notes designated as its “3.900% Notes Due 2024” aggregating $__________ in principal amount (herein called the “Notes”).

Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, obligations, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the holders of the Notes, to all of the provisions of which Indenture the registered owner of this Note, by acceptance hereof, assents and agrees. The Indenture contains provisions permitting the Company, the Guarantor and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities (which term is defined in the Indenture as any security or securities of the Company, authenticated and delivered under the Indenture) at the time Outstanding (as defined in the Indenture) and affected by such supplemental indenture, to execute one or more supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of such Securities; provided, however, that no such supplemental indenture shall, without the consent of the holder of each Outstanding Security (including the Notes) affected thereby: (1) change the Stated Maturity (as defined in the Indenture) of the principal of, or premium, if any, or any installment of principal of or interest on, any Security; (2) reduce the principal amount of any Security or reduce the amount of the principal of an Original Issue Discount Security (as defined in the Indenture) or any other Security which would be due and payable upon a declaration of acceleration of the Maturity (as defined in the Indenture) thereof pursuant to Section 502, or reduce the rate of interest on any Security; (3) reduce any premium payable upon the redemption of or change the date on which any Security may or must be redeemed; (4) change the coin or currency in which the principal of or premium, if any, or interest on any Security is payable; (5) impair the right of any holder to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date (as defined in the Indenture)); (6) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose holders is required for any such supplemental indenture, or the consent of whose holders is required for any waiver (of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences) provided for in the Indenture; or (7) modify any of the provisions of Sections 9.2, 5.12 or 10.5 of the Indenture, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any holder with respect to changes in the references to “the Trustee” and concomitant changes in Sections 9.2 and 10.5 of the Indenture, or the deletion of Section 9.2(7), in accordance with the requirements of Section 6.11 and 9.1(6) of the Indenture. It is also provided in the Indenture that the holders of a majority in principal amount of the Notes may waive (a) compliance by the Company with the covenants contained in Article X of the Indenture with respect to the Notes and (b) any past or existing Event of Default with respect to the Notes and its consequences except a continuing default in the payment of the principal of or interest on the Notes or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the registered owner of the Note so affected.

Prior to August 15, 2024, the Notes shall be subject to redemption, at the option of the Company, in whole or in part, at any time at a redemption price equal to the greater of (a) 100% of the principal amount of the Notes being redeemed and (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including the portion of any such payments of interest accrued as of the redemption date), discounted to the redemption date on a semiannual basis, calculated assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate, plus interest accrued on the Notes being redeemed to, but not including, the redemption date. On or after August 15, 2024, the Notes shall be subject to redemption, at the option of the Company, in whole or in part, at any time at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus interest accrued on the Notes being redeemed to, but not including, the redemption date. The “Adjusted Treasury Rate” is to be determined on the third Business Day preceding the redemption date and means (1) the arithmetic mean of the yields under the heading “Week Ending” published in the Statistical Release (hereinafter defined) most recently published prior to the date of determination under the caption “Treasury Constant Maturities” for the maturity (rounded to the nearest month) corresponding to the remaining term, as of the applicable redemption date, of the Notes being redeemed plus (2) 0.25%. If no maturity set forth under such heading exactly corresponds to the remaining term of the Notes being redeemed, yields for the two published maturities most closely corresponding to the remaining term of the Notes being redeemed will be calculated as described in the preceding sentence, and the Adjusted Treasury Rate will be interpolated or extrapolated from such yields on a straight-line basis, rounding each of the relevant period to the nearest month. The term “Statistical Release” means the statistical release designation “H.15” or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively-traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the terms of the Notes, then such other reasonably comparable index as the Company shall designate. As provided in the Indenture, notice of redemption shall be given to the registered owners of Notes to be redeemed by mailing a notice of such redemption not less than 10 nor more than 60 days prior to the date fixed for redemption, to their addresses as they appear on the register books.

If an Event of Default (as that term is defined in the Indenture) shall occur, the principal of all Notes and the interest accrued thereon may be declared due and payable upon the conditions, in the manner and with the effect provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the holders of a majority in aggregate principal amount of the Notes then Outstanding.

The Notes are issuable in registered form in denominations of $2,000 and integral multiples of $1,000 in excess thereof. Notes may be exchanged for a like aggregate amount of Notes of other authorized denominations as provided in the Indenture. This Note is transferable at the office of the Trustee by the registered owner hereof in person, or by such registered owner’s attorney duly authorized in writing, on the books of the Company at said office, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Note. Upon such transfer a new fully registered Note or Notes of authorized denomination or denominations, for the same aggregate principal amount will be issued to the transferee in exchange herefor.

The Company, the Trustee and any agent of the Company or the Trustee and any paying agent may treat the registered owner hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or the Trustee) for the purpose of receiving payment hereof or on account hereof and for all other purposes, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

THIS NOTE AND THE OBLIGATIONS OF THE COMPANY AND THE GUARANTOR IN RESPECT HEREOF ARE GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

No recourse shall be had for the payment of the principal of or the interest on this Note or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or the Guarantor or of any successor of the Company or the Guarantor, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

Exhibit C

$[__]	CUSIP: __________
N-1	ISIN: ___________

CHEVRON U.S.A. INC.

8.000% NOTE DUE 2027

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO CHEVRON U.S.A. INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE EVIDENCING THE NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

CHEVRON U.S.A. INC. (herein referred to as the “Company”), a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania, for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [__] ($[__] ) on April 1, 2027 in lawful money of the United States of America and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) thereon in like money from October 1, 2020 or from the most recent Interest Payment Date (hereinafter defined) to which interest has been paid or duly provided for until payment of such principal sum, at the rate of 8.000% per annum, payable on each April 1 and October 1, commencing April 1, 2021 (the “Interest Payment Dates”).

The principal hereof is payable upon presentation and surrender of this Note at the principal office of Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”). Interest on this Note may be payable by check or draft mailed to the person in whose name this Note is registered at the close of business on the Record Date for such interest payment at such person’s address as it appears on the registration books of the Trustee. The Record Date for the Notes is the date which is 15 days prior to the relevant Interest Payment Date.

Subject to the terms of the Indenture (hereinafter defined), this Security is fully and unconditionally guaranteed as to all payments due hereon whether at the Stated Maturity, by acceleration, redemption, repayment or otherwise by Chevron Corporation (the “Guarantor”) in accordance with the terms set forth in Article XIV of the Indenture .

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF FULLY SET FORTH AT THIS PLACE.

This Note shall not be entitled to any benefit under the Indenture, or become valid or obligatory for any purpose, until the Certificate of Authentication hereon endorsed shall have been executed by manual or electronic signature by the Trustee.

*    *    *

IN WITNESS WHEREOF, each of the Company and the Guarantor has caused this Note to be signed by its respective Assistant Treasurer manually or in facsimile and its corporate seal to be imprinted hereon and attested by the manual or facsimile signature of its Secretary or an Assistant Secretary.

Dated: January __, 2021

CHEVRON U.S.A. INC.

By:

Name:
Title:

Attest:
Assistant Secretary

CHEVRON CORPORATION, as Guarantor

By:

Name:
Title:

Attest:
Assistant Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities, of the Series designated herein, described in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:

Authorized Signatory

CHEVRON U.S.A. INC.

8.000% NOTE DUE 2027

This Note is one of a duly authorized issue of securities of the Company, not limited in aggregate principal amount, all issued or to be issued in one or more series of varying dates, numbers, interest rates and other provisions, under an Indenture dated as of August 12, 2020, as amended by the Second Supplemental Indenture dated as of January    , 2021 (such indenture as so amended being herein referred to as the “Indenture”) each being among the Company, the Guarantor and the Trustee. This Note is one of a series of Notes designated as its “8.000% Notes Due 2027” aggregating $__________ in principal amount (herein called the “Notes”).

Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, obligations, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the holders of the Notes, to all of the provisions of which Indenture the registered owner of this Note, by acceptance hereof, assents and agrees. The Indenture contains provisions permitting the Company, the Guarantor and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities (which term is defined in the Indenture as any security or securities of the Company, authenticated and delivered under the Indenture) at the time Outstanding (as defined in the Indenture) and affected by such supplemental indenture, to execute one or more supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of such Securities; provided, however, that no such supplemental indenture shall, without the consent of the holder of each Outstanding Security (including the Notes) affected thereby: (1) change the Stated Maturity (as defined in the Indenture) of the principal of, or premium, if any, or any installment of principal of or interest on, any Security; (2) reduce the principal amount of any Security or reduce the amount of the principal of an Original Issue Discount Security (as defined in the Indenture) or any other Security which would be due and payable upon a declaration of acceleration of the Maturity (as defined in the Indenture) thereof pursuant to Section 502, or reduce the rate of interest on any Security; (3) reduce any premium payable upon the redemption of or change the date on which any Security may or must be redeemed; (4) change the coin or currency in which the principal of or premium, if any, or interest on any Security is payable; (5) impair the right of any holder to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date (as defined in the Indenture)); (6) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose holders is required for any such supplemental indenture, or the consent of whose holders is required for any waiver (of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences) provided for in the Indenture; or (7) modify any of the provisions of Sections 9.2, 5.12 or 10.5 of the Indenture, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any holder with respect to changes in the references to “the Trustee” and concomitant changes in Sections 9.2 and 10.5 of the Indenture, or the deletion of Section 9.2(7), in accordance with the requirements of Section 6.11 and 9.1(6) of the Indenture. It is also provided in the Indenture that the holders of a majority in principal amount of the Notes may waive (a) compliance by the Company with the covenants contained in Article X of the Indenture with respect to the Notes and (b) any past or existing Event of Default with respect to the Notes and its consequences except a continuing default in the payment of the principal of or interest on the Notes or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the registered owner of the Note so affected.

The Notes will not be redeemable prior to maturity.

If an Event of Default (as that term is defined in the Indenture) shall occur, the principal of all Notes and the interest accrued thereon may be declared due and payable upon the conditions, in the manner and with the effect provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the holders of a majority in aggregate principal amount of the Notes then Outstanding.

The Notes are issuable in registered form in denominations of $2,000 and integral multiples of $1,000 in excess thereof. Notes may be exchanged for a like aggregate amount of Notes of other authorized denominations as provided in the Indenture. This Note is transferable at the office of the Trustee by the registered owner hereof in person, or by such registered owner’s attorney duly authorized in writing, on the books of the Company at said office, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Note. Upon such transfer a new fully registered Note or Notes of authorized denomination or denominations, for the same aggregate principal amount will be issued to the transferee in exchange herefor.

The Company, the Trustee and any agent of the Company or the Trustee and any paying agent may treat the registered owner hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or the Trustee) for the purpose of receiving payment hereof or on account hereof and for all other purposes, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

THIS NOTE AND THE OBLIGATIONS OF THE COMPANY AND THE GUARANTOR IN RESPECT HEREOF ARE GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

No recourse shall be had for the payment of the principal of or the interest on this Note or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or the Guarantor or of any successor of the Company or the Guarantor, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

Exhibit D

$[__]	CUSIP: __________
N-1	ISIN: ___________

CHEVRON U.S.A. INC.

3.850% NOTE DUE 2028

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO CHEVRON U.S.A. INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE EVIDENCING THE NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

CHEVRON U.S.A. INC. (herein referred to as the “Company”), a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania, for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [__] ($[__] ) on January 15, 2028 in lawful money of the United States of America and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) thereon in like money from July 15, 2020 or from the most recent Interest Payment Date (hereinafter defined) to which interest has been paid or duly provided for until payment of such principal sum, at the rate of 3.850% per annum, payable on each January 15 and July 15, commencing January 15, 2021 (the “Interest Payment Dates”).

The principal hereof is payable upon presentation and surrender of this Note at the principal office of Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”). Interest on this Note may be payable by check or draft mailed to the person in whose name this Note is registered at the close of business on the Record Date for such interest payment at such person’s address as it appears on the registration books of the Trustee. The Record Date for the Notes is the date which is 15 days prior to the relevant Interest Payment Date.

Subject to the terms of the Indenture (hereinafter defined), this Security is fully and unconditionally guaranteed as to all payments due hereon whether at the Stated Maturity, by acceleration, redemption, repayment or otherwise by Chevron Corporation (the “Guarantor”) in accordance with the terms set forth in Article XIV of the Indenture .

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF FULLY SET FORTH AT THIS PLACE.

This Note shall not be entitled to any benefit under the Indenture, or become valid or obligatory for any purpose, until the Certificate of Authentication hereon endorsed shall have been executed by manual or electronic signature by the Trustee.

*    *    *

IN WITNESS WHEREOF, each of the Company and the Guarantor has caused this Note to be signed by its respective Assistant Treasurer manually or in facsimile and its corporate seal to be imprinted hereon and attested by the manual or facsimile signature of its Secretary or an Assistant Secretary.

Dated: January __, 2021

CHEVRON U.S.A. INC.

By:

Name:
Title:

Attest:
Assistant Secretary

CHEVRON CORPORATION, as Guarantor

By:

Name:
Title:

Attest:
Assistant Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities, of the Series designated herein, described in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:

Authorized Signatory

CHEVRON U.S.A. INC.

3.850% NOTE DUE 2028

This Note is one of a duly authorized issue of securities of the Company, not limited in aggregate principal amount, all issued or to be issued in one or more series of varying dates, numbers, interest rates and other provisions, under an Indenture dated as of August 12, 2020, as amended by the Second Supplemental Indenture dated as of January    , 2021 (such indenture as so amended being herein referred to as the “Indenture”) each being among the Company, the Guarantor and the Trustee. This Note is one of a series of Notes designated as its “3.850% Notes Due 2028” aggregating $__________ in principal amount (herein called the “Notes”).

Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, obligations, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the holders of the Notes, to all of the provisions of which Indenture the registered owner of this Note, by acceptance hereof, assents and agrees. The Indenture contains provisions permitting the Company, the Guarantor and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities (which term is defined in the Indenture as any security or securities of the Company, authenticated and delivered under the Indenture) at the time Outstanding (as defined in the Indenture) and affected by such supplemental indenture, to execute one or more supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of such Securities; provided, however, that no such supplemental indenture shall, without the consent of the holder of each Outstanding Security (including the Notes) affected thereby: (1) change the Stated Maturity (as defined in the Indenture) of the principal of, or premium, if any, or any installment of principal of or interest on, any Security; (2) reduce the principal amount of any Security or reduce the amount of the principal of an Original Issue Discount Security (as defined in the Indenture) or any other Security which would be due and payable upon a declaration of acceleration of the Maturity (as defined in the Indenture) thereof pursuant to Section 502, or reduce the rate of interest on any Security; (3) reduce any premium payable upon the redemption of or change the date on which any Security may or must be redeemed; (4) change the coin or currency in which the principal of or premium, if any, or interest on any Security is payable; (5) impair the right of any holder to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date (as defined in the Indenture)); (6) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose holders is required for any such supplemental indenture, or the consent of whose holders is required for any waiver (of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences) provided for in the Indenture; or (7) modify any of the provisions of Sections 9.2, 5.12 or 10.5 of the Indenture, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any holder with respect to changes in the references to “the Trustee” and concomitant changes in Sections 9.2 and 10.5 of the Indenture, or the deletion of Section 9.2(7), in accordance with the requirements of Section 6.11 and 9.1(6) of the Indenture. It is also provided in the Indenture that the holders of a majority in principal amount of the Notes may waive (a) compliance by the Company with the covenants contained in Article X of the Indenture with respect to the Notes and (b) any past or existing Event of Default with respect to the Notes and its consequences except a continuing default in the payment of the principal of or interest on the Notes or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the registered owner of the Note so affected.

Prior to October 15, 2027, the Notes shall be subject to redemption, at the option of the Company, in whole or in part, at any time at a redemption price equal to the greater of (a) 100% of the principal amount of the Notes being redeemed and (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including the portion of any such payments of interest accrued as of the redemption date), discounted to the redemption date on a semiannual basis, calculated assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate, plus interest accrued on the Notes being redeemed to, but not including, the redemption date. On or after October 15, 2027, the Notes shall be subject to redemption, at the option of the Company, in whole or in part, at any time at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus interest accrued on the Notes being redeemed to, but not including, the redemption date. The “Adjusted Treasury Rate” is to be determined on the third Business Day preceding the redemption date and means (1) the arithmetic mean of the yields under the heading “Week Ending” published in the Statistical Release (hereinafter defined) most recently published prior to the date of determination under the caption “Treasury Constant Maturities” for the maturity (rounded to the nearest month) corresponding to the remaining term, as of the applicable redemption date, of the Notes being redeemed plus (2) 0.25%. If no maturity set forth under such heading exactly corresponds to the remaining term of the Notes being redeemed, yields for the two published maturities most closely corresponding to the remaining term of the Notes being redeemed will be calculated as described in the preceding sentence, and the Adjusted Treasury Rate will be interpolated or extrapolated from such yields on a straight-line basis, rounding each of the relevant period to the nearest month. The term “Statistical Release” means the statistical release designation “H.15” or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively-traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the terms of the Notes, then such other reasonably comparable index as the Company shall designate. As provided in the Indenture, notice of redemption shall be given to the registered owners of Notes to be redeemed by mailing a notice of such redemption not less than 10 nor more than 60 days prior to the date fixed for redemption, to their addresses as they appear on the register books.

If an Event of Default (as that term is defined in the Indenture) shall occur, the principal of all Notes and the interest accrued thereon may be declared due and payable upon the conditions, in the manner and with the effect provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the holders of a majority in aggregate principal amount of the Notes then Outstanding.

The Notes are issuable in registered form in denominations of $2,000 and integral multiples of $1,000 in excess thereof. Notes may be exchanged for a like aggregate amount of Notes of other authorized denominations as provided in the Indenture. This Note is transferable at the office of the Trustee by the registered owner hereof in person, or by such registered owner’s attorney duly authorized in writing, on the books of the Company at said office, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Note. Upon such transfer a new fully registered Note or Notes of authorized denomination or denominations, for the same aggregate principal amount will be issued to the transferee in exchange herefor.

The Company, the Trustee and any agent of the Company or the Trustee and any paying agent may treat the registered owner hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or the Trustee) for the purpose of receiving payment hereof or on account hereof and for all other purposes, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

THIS NOTE AND THE OBLIGATIONS OF THE COMPANY AND THE GUARANTOR IN RESPECT HEREOF ARE GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

No recourse shall be had for the payment of the principal of or the interest on this Note or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or the Guarantor or of any successor of the Company or the Guarantor, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

Exhibit E

$[__]	CUSIP: __________
N-1	ISIN: ___________

CHEVRON U.S.A. INC.

3.250% NOTE DUE 2029

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO CHEVRON U.S.A. INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE EVIDENCING THE NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

CHEVRON U.S.A. INC. (herein referred to as the “Company”), a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania, for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [__] ($[__] ) on October 15, 2029 in lawful money of the United States of America and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) thereon in like money from October 15, 2020 or from the most recent Interest Payment Date (hereinafter defined) to which interest has been paid or duly provided for until payment of such principal sum, at the rate of 3.250% per annum, payable on each April 15 and October 15, commencing April 15, 2021 (the “Interest Payment Dates”).

The principal hereof is payable upon presentation and surrender of this Note at the principal office of Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”). Interest on this Note may be payable by check or draft mailed to the person in whose name this Note is registered at the close of business on the Record Date for such interest payment at such person’s address as it appears on the registration books of the Trustee. The Record Date for the Notes is the date which is 15 days prior to the relevant Interest Payment Date.

Subject to the terms of the Indenture (hereinafter defined), this Security is fully and unconditionally guaranteed as to all payments due hereon whether at the Stated Maturity, by acceleration, redemption, repayment or otherwise by Chevron Corporation (the “Guarantor”) in accordance with the terms set forth in Article XIV of the Indenture .

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF FULLY SET FORTH AT THIS PLACE.

This Note shall not be entitled to any benefit under the Indenture, or become valid or obligatory for any purpose, until the Certificate of Authentication hereon endorsed shall have been executed by manual or electronic signature by the Trustee.

*        *        *

IN WITNESS WHEREOF, each of the Company and the Guarantor has caused this Note to be signed by its respective Assistant Treasurer manually or in facsimile and its corporate seal to be imprinted hereon and attested by the manual or facsimile signature of its Secretary or an Assistant Secretary.

Dated: January __, 2021

CHEVRON U.S.A. INC.

By:
Name:
Title:

Attest:
Assistant Secretary

CHEVRON CORPORATION, as Guarantor

By:
Name:
Title:

Attest:
Assistant Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities, of the Series designated herein, described in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Authorized Signatory

CHEVRON U.S.A. INC.

3.250% NOTE DUE 2029

This Note is one of a duly authorized issue of securities of the Company, not limited in aggregate principal amount, all issued or to be issued in one or more series of varying dates, numbers, interest rates and other provisions, under an Indenture dated as of August 12, 2020, as amended by the Second Supplemental Indenture dated as of January    , 2021 (such indenture as so amended being herein referred to as the “Indenture”) each being among the Company, the Guarantor and the Trustee. This Note is one of a series of Notes designated as its “3.250% Notes Due 2029” aggregating $__________ in principal amount (herein called the “Notes”).

Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, obligations, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the holders of the Notes, to all of the provisions of which Indenture the registered owner of this Note, by acceptance hereof, assents and agrees. The Indenture contains provisions permitting the Company, the Guarantor and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities (which term is defined in the Indenture as any security or securities of the Company, authenticated and delivered under the Indenture) at the time Outstanding (as defined in the Indenture) and affected by such supplemental indenture, to execute one or more supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of such Securities; provided, however, that no such supplemental indenture shall, without the consent of the holder of each Outstanding Security (including the Notes) affected thereby: (1) change the Stated Maturity (as defined in the Indenture) of the principal of, or premium, if any, or any installment of principal of or interest on, any Security; (2) reduce the principal amount of any Security or reduce the amount of the principal of an Original Issue Discount Security (as defined in the Indenture) or any other Security which would be due and payable upon a declaration of acceleration of the Maturity (as defined in the Indenture) thereof pursuant to Section 502, or reduce the rate of interest on any Security; (3) reduce any premium payable upon the redemption of or change the date on which any Security may or must be redeemed; (4) change the coin or currency in which the principal of or premium, if any, or interest on any Security is payable; (5) impair the right of any holder to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date (as defined in the Indenture)); (6) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose holders is required for any such supplemental indenture, or the consent of whose holders is required for any waiver (of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences) provided for in the Indenture; or (7) modify any of the provisions of Sections 9.2, 5.12 or 10.5 of the Indenture, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any holder with respect to changes in the references to “the Trustee” and concomitant changes in Sections 9.2 and 10.5 of the Indenture, or the deletion of Section 9.2(7), in accordance with the requirements of Section 6.11 and 9.1(6) of the Indenture. It is also provided in the Indenture that the holders of a majority in principal amount of the Notes may waive (a) compliance by the Company with the covenants contained in Article X of the Indenture with respect to the Notes and (b) any past or existing Event of Default with respect to the Notes and its consequences except a continuing default in the payment of the principal of or interest on the Notes or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the registered owner of the Note so affected.

Prior to July 15, 2029, the Notes shall be subject to redemption, at the option of the Company, in whole or in part, at any time at a redemption price equal to the greater of (a) 100% of the principal amount of the Notes being redeemed and (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including the portion of any such payments of interest accrued as of the redemption date), discounted to the redemption date on a semiannual basis, calculated assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate, plus interest accrued on the Notes being redeemed to, but not including, the redemption date. On or after July 15, 2029, the Notes shall be subject to redemption, at the option of the Company, in whole or in part, at any time at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus interest accrued on the Notes being redeemed to, but not including, the redemption date. The “Adjusted Treasury Rate” is to be determined on the third Business Day preceding the redemption date and means (1) the arithmetic mean of the yields under the heading “Week Ending” published in the Statistical Release (hereinafter defined) most recently published prior to the date of determination under the caption “Treasury Constant Maturities” for the maturity (rounded to the nearest month) corresponding to the remaining term, as of the applicable redemption date, of the Notes being redeemed plus (2) 0.25%. If no maturity set forth under such heading exactly corresponds to the remaining term of the Notes being redeemed, yields for the two published maturities most closely corresponding to the remaining term of the Notes being redeemed will be calculated as described in the preceding sentence, and the Adjusted Treasury Rate will be interpolated or extrapolated from such yields on a straight-line basis, rounding each of the relevant period to the nearest month. The term “Statistical Release” means the statistical release designation “H.15” or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively-traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the terms of the Notes, then such other reasonably comparable index as the Company shall designate. As provided in the Indenture, notice of redemption shall be given to the registered owners of Notes to be redeemed by mailing a notice of such redemption not less than 10 nor more than 60 days prior to the date fixed for redemption, to their addresses as they appear on the register books.

If an Event of Default (as that term is defined in the Indenture) shall occur, the principal of all Notes and the interest accrued thereon may be declared due and payable upon the conditions, in the manner and with the effect provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the holders of a majority in aggregate principal amount of the Notes then Outstanding.

The Notes are issuable in registered form in denominations of $2,000 and integral multiples of $1,000 in excess thereof. Notes may be exchanged for a like aggregate amount of Notes of other authorized denominations as provided in the Indenture. This Note is transferable at the office of the Trustee by the registered owner hereof in person, or by such registered owner’s attorney duly authorized in writing, on the books of the Company at said office, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Note. Upon such transfer a new fully registered Note or Notes of authorized denomination or denominations, for the same aggregate principal amount will be issued to the transferee in exchange herefor.

The Company, the Trustee and any agent of the Company or the Trustee and any paying agent may treat the registered owner hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or the Trustee) for the purpose of receiving payment hereof or on account hereof and for all other purposes, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

THIS NOTE AND THE OBLIGATIONS OF THE COMPANY AND THE GUARANTOR IN RESPECT HEREOF ARE GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

No recourse shall be had for the payment of the principal of or the interest on this Note or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or the Guarantor or of any successor of the Company or the Guarantor, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

Exhibit F

$[__]	CUSIP: __________
N-1	ISIN: ___________

CHEVRON U.S.A. INC.

6.000% NOTE DUE 2041

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO CHEVRON U.S.A. INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE EVIDENCING THE NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

CHEVRON U.S.A. INC. (herein referred to as the “Company”), a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania, for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [__] ($[__] ) on March 1, 2041 in lawful money of the United States of America and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) thereon in like money from September 1, 2020 or from the most recent Interest Payment Date (hereinafter defined) to which interest has been paid or duly provided for until payment of such principal sum, at the rate of 6.000% per annum, payable on each March 1 and September 1, commencing March 1, 2021 (the “Interest Payment Dates”).

The principal hereof is payable upon presentation and surrender of this Note at the principal office of Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”). Interest on this Note may be payable by check or draft mailed to the person in whose name this Note is registered at the close of business on the Record Date for such interest payment at such person’s address as it appears on the registration books of the Trustee. The Record Date for the Notes is the date which is 15 days prior to the relevant Interest Payment Date.

Subject to the terms of the Indenture (hereinafter defined), this Security is fully and unconditionally guaranteed as to all payments due hereon whether at the Stated Maturity, by acceleration, redemption, repayment or otherwise by Chevron Corporation (the “Guarantor”) in accordance with the terms set forth in Article XIV of the Indenture .

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF FULLY SET FORTH AT THIS PLACE.

This Note shall not be entitled to any benefit under the Indenture, or become valid or obligatory for any purpose, until the Certificate of Authentication hereon endorsed shall have been executed by manual or electronic signature by the Trustee.

*        *        *

IN WITNESS WHEREOF, each of the Company and the Guarantor has caused this Note to be signed by its respective Assistant Treasurer manually or in facsimile and its corporate seal to be imprinted hereon and attested by the manual or facsimile signature of its Secretary or an Assistant Secretary.

Dated: January __, 2021

CHEVRON U.S.A. INC.

By:
Name:
Title:

Attest:
Assistant Secretary

CHEVRON CORPORATION, as Guarantor

By:
Name:
Title:

Attest:
Assistant Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities, of the Series designated herein, described in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Authorized Signatory

CHEVRON U.S.A. INC.

6.000% NOTE DUE 2041

This Note is one of a duly authorized issue of securities of the Company, not limited in aggregate principal amount, all issued or to be issued in one or more series of varying dates, numbers, interest rates and other provisions, under an Indenture dated as of August 12, 2020, as amended by the Second Supplemental Indenture dated as of January    , 2021 (such indenture as so amended being herein referred to as the “Indenture”) each being among the Company, the Guarantor and the Trustee. This Note is one of a series of Notes designated as its “6.000% Notes Due 2041” aggregating $__________ in principal amount (herein called the “Notes”).

Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, obligations, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the holders of the Notes, to all of the provisions of which Indenture the registered owner of this Note, by acceptance hereof, assents and agrees. The Indenture contains provisions permitting the Company, the Guarantor and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities (which term is defined in the Indenture as any security or securities of the Company, authenticated and delivered under the Indenture) at the time Outstanding (as defined in the Indenture) and affected by such supplemental indenture, to execute one or more supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of such Securities; provided, however, that no such supplemental indenture shall, without the consent of the holder of each Outstanding Security (including the Notes) affected thereby: (1) change the Stated Maturity (as defined in the Indenture) of the principal of, or premium, if any, or any installment of principal of or interest on, any Security; (2) reduce the principal amount of any Security or reduce the amount of the principal of an Original Issue Discount Security (as defined in the Indenture) or any other Security which would be due and payable upon a declaration of acceleration of the Maturity (as defined in the Indenture) thereof pursuant to Section 502, or reduce the rate of interest on any Security; (3) reduce any premium payable upon the redemption of or change the date on which any Security may or must be redeemed; (4) change the coin or currency in which the principal of or premium, if any, or interest on any Security is payable; (5) impair the right of any holder to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date (as defined in the Indenture)); (6) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose holders is required for any such supplemental indenture, or the consent of whose holders is required for any waiver (of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences) provided for in the Indenture; or (7) modify any of the provisions of Sections 9.2, 5.12 or 10.5 of the Indenture, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any holder with respect to changes in the references to “the Trustee” and concomitant changes in Sections 9.2 and 10.5 of the Indenture, or the deletion of Section 9.2(7), in accordance with the requirements of Section 6.11 and 9.1(6) of the Indenture. It is also provided in the Indenture that the holders of a majority in principal amount of the Notes may waive (a) compliance by the Company with the covenants contained in Article X of the Indenture with respect to the Notes and (b) any past or existing Event of Default with respect to the Notes and its consequences except a continuing default in the payment of the principal of or interest on the Notes or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the registered owner of the Note so affected.

Prior to September 1, 2040, the Notes shall be subject to redemption, at the option of the Company, in whole or in part, at any time at a redemption price equal to the greater of (a) 100% of the principal amount of the Notes being redeemed and (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including the portion of any such payments of interest accrued as of the redemption date), discounted to the redemption date on a semiannual basis, calculated assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate, plus interest accrued on the Notes being redeemed to, but not including, the redemption date. On or after September 1, 2040, the Notes shall be subject to redemption, at the option of the Company, in whole or in part, at any time at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus interest accrued on the Notes being redeemed to, but not including, the redemption date. The “Adjusted Treasury Rate” is to be determined on the third Business Day preceding the redemption date and means (1) the arithmetic mean of the yields under the heading “Week Ending” published in the Statistical Release (hereinafter defined) most recently published prior to the date of determination under the caption “Treasury Constant Maturities” for the maturity (rounded to the nearest month) corresponding to the remaining term, as of the applicable redemption date, of the Notes being redeemed plus (2) 0.25%. If no maturity set forth under such heading exactly corresponds to the remaining term of the Notes being redeemed, yields for the two published maturities most closely corresponding to the remaining term of the Notes being redeemed will be calculated as described in the preceding sentence, and the Adjusted Treasury Rate will be interpolated or extrapolated from such yields on a straight-line basis, rounding each of the relevant period to the nearest month. The term “Statistical Release” means the statistical release designation “H.15” or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively-traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the terms of the Notes, then such other reasonably comparable index as the Company shall designate. As provided in the Indenture, notice of redemption shall be given to the registered owners of Notes to be redeemed by mailing a notice of such redemption not less than 10 nor more than 60 days prior to the date fixed for redemption, to their addresses as they appear on the register books.

If an Event of Default (as that term is defined in the Indenture) shall occur, the principal of all Notes and the interest accrued thereon may be declared due and payable upon the conditions, in the manner and with the effect provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the holders of a majority in aggregate principal amount of the Notes then Outstanding.

The Notes are issuable in registered form in denominations of $2,000 and integral multiples of $1,000 in excess thereof. Notes may be exchanged for a like aggregate amount of Notes of other authorized denominations as provided in the Indenture. This Note is transferable at the office of the Trustee by the registered owner hereof in person, or by such registered owner’s attorney duly authorized in writing, on the books of the Company at said office, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Note. Upon such transfer a new fully registered Note or Notes of authorized denomination or denominations, for the same aggregate principal amount will be issued to the transferee in exchange herefor.

The Company, the Trustee and any agent of the Company or the Trustee and any paying agent may treat the registered owner hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or the Trustee) for the purpose of receiving payment hereof or on account hereof and for all other purposes, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

THIS NOTE AND THE OBLIGATIONS OF THE COMPANY AND THE GUARANTOR IN RESPECT HEREOF ARE GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

No recourse shall be had for the payment of the principal of or the interest on this Note or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or the Guarantor or of any successor of the Company or the Guarantor, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

Exhibit G

$[__]	CUSIP: __________
N-1	ISIN: ___________

CHEVRON U.S.A. INC.

5.250% NOTE DUE 2043

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO CHEVRON U.S.A. INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE EVIDENCING THE NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

CHEVRON U.S.A. INC. (herein referred to as the “Company”), a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania, for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [__] ($[__] ) on November 15, 2043 in lawful money of the United States of America and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) thereon in like money from November 15, 2020 or from the most recent Interest Payment Date (hereinafter defined) to which interest has been paid or duly provided for until payment of such principal sum, at the rate of 5.250% per annum, payable on each May 15 and November 15, commencing May 15, 2021 (the “Interest Payment Dates”).

The principal hereof is payable upon presentation and surrender of this Note at the principal office of Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”). Interest on this Note may be payable by check or draft mailed to the person in whose name this Note is registered at the close of business on the Record Date for such interest payment at such person’s address as it appears on the registration books of the Trustee. The Record Date for the Notes is the date which is 15 days prior to the relevant Interest Payment Date.

Subject to the terms of the Indenture (hereinafter defined), this Security is fully and unconditionally guaranteed as to all payments due hereon whether at the Stated Maturity, by acceleration, redemption, repayment or otherwise by Chevron Corporation (the “Guarantor”) in accordance with the terms set forth in Article XIV of the Indenture .

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF FULLY SET FORTH AT THIS PLACE.

This Note shall not be entitled to any benefit under the Indenture, or become valid or obligatory for any purpose, until the Certificate of Authentication hereon endorsed shall have been executed by manual or electronic signature by the Trustee.

*        *        *

IN WITNESS WHEREOF, each of the Company and the Guarantor has caused this Note to be signed by its respective Assistant Treasurer manually or in facsimile and its corporate seal to be imprinted hereon and attested by the manual or facsimile signature of its Secretary or an Assistant Secretary.

Dated: January __, 2021

CHEVRON U.S.A. INC.

By:
Name:
Title:

Attest:
Assistant Secretary

CHEVRON CORPORATION, as Guarantor

By:
Name:
Title:

Attest:
Assistant Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities, of the Series designated herein, described in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Authorized Signatory

CHEVRON U.S.A. INC.

5.250% NOTE DUE 2043

This Note is one of a duly authorized issue of securities of the Company, not limited in aggregate principal amount, all issued or to be issued in one or more series of varying dates, numbers, interest rates and other provisions, under an Indenture dated as of August 12, 2020, as amended by the Second Supplemental Indenture dated as of January    , 2021 (such indenture as so amended being herein referred to as the “Indenture”) each being among the Company, the Guarantor and the Trustee. This Note is one of a series of Notes designated as its “5.250% Notes Due 2043” aggregating $__________ in principal amount (herein called the “Notes”).

Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, obligations, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the holders of the Notes, to all of the provisions of which Indenture the registered owner of this Note, by acceptance hereof, assents and agrees. The Indenture contains provisions permitting the Company, the Guarantor and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities (which term is defined in the Indenture as any security or securities of the Company, authenticated and delivered under the Indenture) at the time Outstanding (as defined in the Indenture) and affected by such supplemental indenture, to execute one or more supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of such Securities; provided, however, that no such supplemental indenture shall, without the consent of the holder of each Outstanding Security (including the Notes) affected thereby: (1) change the Stated Maturity (as defined in the Indenture) of the principal of, or premium, if any, or any installment of principal of or interest on, any Security; (2) reduce the principal amount of any Security or reduce the amount of the principal of an Original Issue Discount Security (as defined in the Indenture) or any other Security which would be due and payable upon a declaration of acceleration of the Maturity (as defined in the Indenture) thereof pursuant to Section 502, or reduce the rate of interest on any Security; (3) reduce any premium payable upon the redemption of or change the date on which any Security may or must be redeemed; (4) change the coin or currency in which the principal of or premium, if any, or interest on any Security is payable; (5) impair the right of any holder to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date (as defined in the Indenture)); (6) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose holders is required for any such supplemental indenture, or the consent of whose holders is required for any waiver (of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences) provided for in the Indenture; or (7) modify any of the provisions of Sections 9.2, 5.12 or 10.5 of the Indenture, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any holder with respect to changes in the references to “the Trustee” and concomitant changes in Sections 9.2 and 10.5 of the Indenture, or the deletion of Section 9.2(7), in accordance with the requirements of Section 6.11 and 9.1(6) of the Indenture. It is also provided in the Indenture that the holders of a majority in principal amount of the Notes may waive (a) compliance by the Company with the covenants contained in Article X of the Indenture with respect to the Notes and (b) any past or existing Event of Default with respect to the Notes and its consequences except a continuing default in the payment of the principal of or interest on the Notes or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the registered owner of the Note so affected.

Prior to May 15, 2043, the Notes shall be subject to redemption, at the option of the Company, in whole or in part, at any time at a redemption price equal to the greater of (a) 100% of the principal amount of the Notes being redeemed and (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including the portion of any such payments of interest accrued as of the redemption date), discounted to the redemption date on a semiannual basis, calculated assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate, plus interest accrued on the Notes being redeemed to, but not including, the redemption date. On or after May 15, 2043, the Notes shall be subject to redemption, at the option of the Company, in whole or in part, at any time at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus interest accrued on the Notes being redeemed to, but not including, the redemption date. The “Adjusted Treasury Rate” is to be determined on the third Business Day preceding the redemption date and means (1) the arithmetic mean of the yields under the heading “Week Ending” published in the Statistical Release (hereinafter defined) most recently published prior to the date of determination under the caption “Treasury Constant Maturities” for the maturity (rounded to the nearest month) corresponding to the remaining term, as of the applicable redemption date, of the Notes being redeemed plus (2) 0.25%. If no maturity set forth under such heading exactly corresponds to the remaining term of the Notes being redeemed, yields for the two published maturities most closely corresponding to the remaining term of the Notes being redeemed will be calculated as described in the preceding sentence, and the Adjusted Treasury Rate will be interpolated or extrapolated from such yields on a straight-line basis, rounding each of the relevant period to the nearest month. The term “Statistical Release” means the statistical release designation “H.15” or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively-traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the terms of the Notes, then such other reasonably comparable index as the Company shall designate. As provided in the Indenture, notice of redemption shall be given to the registered owners of Notes to be redeemed by mailing a notice of such redemption not less than 10 nor more than 60 days prior to the date fixed for redemption, to their addresses as they appear on the register books.

If an Event of Default (as that term is defined in the Indenture) shall occur, the principal of all Notes and the interest accrued thereon may be declared due and payable upon the conditions, in the manner and with the effect provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the holders of a majority in aggregate principal amount of the Notes then Outstanding.

The Notes are issuable in registered form in denominations of $2,000 and integral multiples of $1,000 in excess thereof. Notes may be exchanged for a like aggregate amount of Notes of other authorized denominations as provided in the Indenture. This Note is transferable at the office of the Trustee by the registered owner hereof in person, or by such registered owner’s attorney duly authorized in writing, on the books of the Company at said office, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Note. Upon such transfer a new fully registered Note or Notes of authorized denomination or denominations, for the same aggregate principal amount will be issued to the transferee in exchange herefor.

The Company, the Trustee and any agent of the Company or the Trustee and any paying agent may treat the registered owner hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or the Trustee) for the purpose of receiving payment hereof or on account hereof and for all other purposes, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

THIS NOTE AND THE OBLIGATIONS OF THE COMPANY AND THE GUARANTOR IN RESPECT HEREOF ARE GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

No recourse shall be had for the payment of the principal of or the interest on this Note or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or the Guarantor or of any successor of the Company or the Guarantor, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

Exhibit H

$[__]	CUSIP: __________
N-1	ISIN: ___________

CHEVRON U.S.A. INC.

5.050% NOTE DUE 2044

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO CHEVRON U.S.A. INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE EVIDENCING THE NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

CHEVRON U.S.A. INC. (herein referred to as the “Company”), a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania, for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [__] ($[__] ) on November 15, 2044 in lawful money of the United States of America and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) thereon in like money from November 15, 2020 or from the most recent Interest Payment Date (hereinafter defined) to which interest has been paid or duly provided for until payment of such principal sum, at the rate of 5.050% per annum, payable on each May 15 and November 15, commencing May 15, 2021 (the “Interest Payment Dates”).

The principal hereof is payable upon presentation and surrender of this Note at the principal office of Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”). Interest on this Note may be payable by check or draft mailed to the person in whose name this Note is registered at the close of business on the Record Date for such interest payment at such person’s address as it appears on the registration books of the Trustee. The Record Date for the Notes is the date which is 15 days prior to the relevant Interest Payment Date.

Subject to the terms of the Indenture (hereinafter defined), this Security is fully and unconditionally guaranteed as to all payments due hereon whether at the Stated Maturity, by acceleration, redemption, repayment or otherwise by Chevron Corporation (the “Guarantor”) in accordance with the terms set forth in Article XIV of the Indenture .

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF FULLY SET FORTH AT THIS PLACE.

This Note shall not be entitled to any benefit under the Indenture, or become valid or obligatory for any purpose, until the Certificate of Authentication hereon endorsed shall have been executed by manual or electronic signature by the Trustee.

*        *        *

IN WITNESS WHEREOF, each of the Company and the Guarantor has caused this Note to be signed by its respective Assistant Treasurer manually or in facsimile and its corporate seal to be imprinted hereon and attested by the manual or facsimile signature of its Secretary or an Assistant Secretary.

Dated: January __, 2021

CHEVRON U.S.A. INC.

By:
Name:
Title:

Attest:
Assistant Secretary

CHEVRON CORPORATION, as Guarantor

By:
Name:
Title:

Attest:
Assistant Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities, of the Series designated herein, described in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Authorized Signatory

CHEVRON U.S.A. INC.

5.050% NOTE DUE 2044

This Note is one of a duly authorized issue of securities of the Company, not limited in aggregate principal amount, all issued or to be issued in one or more series of varying dates, numbers, interest rates and other provisions, under an Indenture dated as of August 12, 2020, as amended by the Second Supplemental Indenture dated as of January    , 2021 (such indenture as so amended being herein referred to as the “Indenture”) each being among the Company, the Guarantor and the Trustee. This Note is one of a series of Notes designated as its “5.050% Notes Due 2044” aggregating $__________ in principal amount (herein called the “Notes”).

Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, obligations, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the holders of the Notes, to all of the provisions of which Indenture the registered owner of this Note, by acceptance hereof, assents and agrees. The Indenture contains provisions permitting the Company, the Guarantor and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities (which term is defined in the Indenture as any security or securities of the Company, authenticated and delivered under the Indenture) at the time Outstanding (as defined in the Indenture) and affected by such supplemental indenture, to execute one or more supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of such Securities; provided, however, that no such supplemental indenture shall, without the consent of the holder of each Outstanding Security (including the Notes) affected thereby: (1) change the Stated Maturity (as defined in the Indenture) of the principal of, or premium, if any, or any installment of principal of or interest on, any Security; (2) reduce the principal amount of any Security or reduce the amount of the principal of an Original Issue Discount Security (as defined in the Indenture) or any other Security which would be due and payable upon a declaration of acceleration of the Maturity (as defined in the Indenture) thereof pursuant to Section 502, or reduce the rate of interest on any Security; (3) reduce any premium payable upon the redemption of or change the date on which any Security may or must be redeemed; (4) change the coin or currency in which the principal of or premium, if any, or interest on any Security is payable; (5) impair the right of any holder to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date (as defined in the Indenture)); (6) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose holders is required for any such supplemental indenture, or the consent of whose holders is required for any waiver (of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences) provided for in the Indenture; or (7) modify any of the provisions of Sections 9.2, 5.12 or 10.5 of the Indenture, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any holder with respect to changes in the references to “the Trustee” and concomitant changes in Sections 9.2 and 10.5 of the Indenture, or the deletion of Section 9.2(7), in accordance with the requirements of Section 6.11 and 9.1(6) of the Indenture. It is also provided in the Indenture that the holders of a majority in principal amount of the Notes may waive (a) compliance by the Company with the covenants contained in Article X of the Indenture with respect to the Notes and (b) any past or existing Event of Default with respect to the Notes and its consequences except a continuing default in the payment of the principal of or interest on the Notes or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the registered owner of the Note so affected.

Prior to May 15, 2044, the Notes shall be subject to redemption, at the option of the Company, in whole or in part, at any time at a redemption price equal to the greater of (a) 100% of the principal amount of the Notes being redeemed and (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including the portion of any such payments of interest accrued as of the redemption date), discounted to the redemption date on a semiannual basis, calculated assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate, plus interest accrued on the Notes being redeemed to, but not including, the redemption date. On or after May 15, 2044, the Notes shall be subject to redemption, at the option of the Company, in whole or in part, at any time at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus interest accrued on the Notes being redeemed to, but not including, the redemption date. The “Adjusted Treasury Rate” is to be determined on the third Business Day preceding the redemption date and means (1) the arithmetic mean of the yields under the heading “Week Ending” published in the Statistical Release (hereinafter defined) most recently published prior to the date of determination under the caption “Treasury Constant Maturities” for the maturity (rounded to the nearest month) corresponding to the remaining term, as of the applicable redemption date, of the Notes being redeemed plus (2) 0.30%. If no maturity set forth under such heading exactly corresponds to the remaining term of the Notes being redeemed, yields for the two published maturities most closely corresponding to the remaining term of the Notes being redeemed will be calculated as described in the preceding sentence, and the Adjusted Treasury Rate will be interpolated or extrapolated from such yields on a straight-line basis, rounding each of the relevant period to the nearest month. The term “Statistical Release” means the statistical release designation “H.15” or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively-traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the terms of the Notes, then such other reasonably comparable index as the Company shall designate. As provided in the Indenture, notice of redemption shall be given to the registered owners of Notes to be redeemed by mailing a notice of such redemption not less than 10 nor more than 60 days prior to the date fixed for redemption, to their addresses as they appear on the register books.

If an Event of Default (as that term is defined in the Indenture) shall occur, the principal of all Notes and the interest accrued thereon may be declared due and payable upon the conditions, in the manner and with the effect provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the holders of a majority in aggregate principal amount of the Notes then Outstanding.

The Notes are issuable in registered form in denominations of $2,000 and integral multiples of $1,000 in excess thereof. Notes may be exchanged for a like aggregate amount of Notes of other authorized denominations as provided in the Indenture. This Note is transferable at the office of the Trustee by the registered owner hereof in person, or by such registered owner’s attorney duly authorized in writing, on the books of the Company at said office, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Note. Upon such transfer a new fully registered Note or Notes of authorized denomination or denominations, for the same aggregate principal amount will be issued to the transferee in exchange herefor.

The Company, the Trustee and any agent of the Company or the Trustee and any paying agent may treat the registered owner hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or the Trustee) for the purpose of receiving payment hereof or on account hereof and for all other purposes, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

THIS NOTE AND THE OBLIGATIONS OF THE COMPANY AND THE GUARANTOR IN RESPECT HEREOF ARE GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

No recourse shall be had for the payment of the principal of or the interest on this Note or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or the Guarantor or of any successor of the Company or the Guarantor, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

Exhibit I

$[__]	CUSIP: __________
N-1	ISIN: ___________

CHEVRON U.S.A. INC.

4.950% NOTE DUE 2047

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO CHEVRON U.S.A. INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE EVIDENCING THE NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

CHEVRON U.S.A. INC. (herein referred to as the “Company”), a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania, for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [__] ($[__] ) on August 15, 2047 in lawful money of the United States of America and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) thereon in like money from August 15, 2020 or from the most recent Interest Payment Date (hereinafter defined) to which interest has been paid or duly provided for until payment of such principal sum, at the rate of 4.950% per annum, payable on each February 15 and August 15, commencing February 15, 2021 (the “Interest Payment Dates”).

The principal hereof is payable upon presentation and surrender of this Note at the principal office of Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”). Interest on this Note may be payable by check or draft mailed to the person in whose name this Note is registered at the close of business on the Record Date for such interest payment at such person’s address as it appears on the registration books of the Trustee. The Record Date for the Notes is the date which is 15 days prior to the relevant Interest Payment Date.

Subject to the terms of the Indenture (hereinafter defined), this Security is fully and unconditionally guaranteed as to all payments due hereon whether at the Stated Maturity, by acceleration, redemption, repayment or otherwise by Chevron Corporation (the “Guarantor”) in accordance with the terms set forth in Article XIV of the Indenture .

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF FULLY SET FORTH AT THIS PLACE.

This Note shall not be entitled to any benefit under the Indenture, or become valid or obligatory for any purpose, until the Certificate of Authentication hereon endorsed shall have been executed by manual or electronic signature by the Trustee.

*        *        *

IN WITNESS WHEREOF, each of the Company and the Guarantor has caused this Note to be signed by its respective Assistant Treasurer manually or in facsimile and its corporate seal to be imprinted hereon and attested by the manual or facsimile signature of its Secretary or an Assistant Secretary.

Dated: January __, 2021

CHEVRON U.S.A. INC.

By:
Name:
Title:

Attest:
Assistant Secretary

CHEVRON CORPORATION, as Guarantor

By:
Name:
Title:

Attest:
Assistant Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities, of the Series designated herein, described in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Authorized Signatory

CHEVRON U.S.A. INC.

4.950% NOTE DUE 2047

This Note is one of a duly authorized issue of securities of the Company, not limited in aggregate principal amount, all issued or to be issued in one or more series of varying dates, numbers, interest rates and other provisions, under an Indenture dated as of August 12, 2020, as amended by the Second Supplemental Indenture dated as of January    , 2021 (such indenture as so amended being herein referred to as the “Indenture”) each being among the Company, the Guarantor and the Trustee. This Note is one of a series of Notes designated as its “4.950% Notes Due 2047” aggregating $__________ in principal amount (herein called the “Notes”).

Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, obligations, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the holders of the Notes, to all of the provisions of which Indenture the registered owner of this Note, by acceptance hereof, assents and agrees. The Indenture contains provisions permitting the Company, the Guarantor and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities (which term is defined in the Indenture as any security or securities of the Company, authenticated and delivered under the Indenture) at the time Outstanding (as defined in the Indenture) and affected by such supplemental indenture, to execute one or more supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of such Securities; provided, however, that no such supplemental indenture shall, without the consent of the holder of each Outstanding Security (including the Notes) affected thereby: (1) change the Stated Maturity (as defined in the Indenture) of the principal of, or premium, if any, or any installment of principal of or interest on, any Security; (2) reduce the principal amount of any Security or reduce the amount of the principal of an Original Issue Discount Security (as defined in the Indenture) or any other Security which would be due and payable upon a declaration of acceleration of the Maturity (as defined in the Indenture) thereof pursuant to Section 502, or reduce the rate of interest on any Security; (3) reduce any premium payable upon the redemption of or change the date on which any Security may or must be redeemed; (4) change the coin or currency in which the principal of or premium, if any, or interest on any Security is payable; (5) impair the right of any holder to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date (as defined in the Indenture)); (6) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose holders is required for any such supplemental indenture, or the consent of whose holders is required for any waiver (of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences) provided for in the Indenture; or (7) modify any of the provisions of Sections 9.2, 5.12 or 10.5 of the Indenture, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any holder with respect to changes in the references to “the Trustee” and concomitant changes in Sections 9.2 and 10.5 of the Indenture, or the deletion of Section 9.2(7), in accordance with the requirements of Section 6.11 and 9.1(6) of the Indenture. It is also provided in the Indenture that the holders of a majority in principal amount of the Notes may waive (a) compliance by the Company with the covenants contained in Article X of the Indenture with respect to the Notes and (b) any past or existing Event of Default with respect to the Notes and its consequences except a continuing default in the payment of the principal of or interest on the Notes or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the registered owner of the Note so affected.

Prior to February 15, 2047, the Notes shall be subject to redemption, at the option of the Company, in whole or in part, at any time at a redemption price equal to the greater of (a) 100% of the principal amount of the Notes being redeemed and (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including the portion of any such payments of interest accrued as of the redemption date), discounted to the redemption date on a semiannual basis, calculated assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate, plus interest accrued on the Notes being redeemed to, but not including, the redemption date. On or after February 15, 2047, the Notes shall be subject to redemption, at the option of the Company, in whole or in part, at any time at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus interest accrued on the Notes being redeemed to, but not including, the redemption date. The “Adjusted Treasury Rate” is to be determined on the third Business Day preceding the redemption date and means (1) the arithmetic mean of the yields under the heading “Week Ending” published in the Statistical Release (hereinafter defined) most recently published prior to the date of determination under the caption “Treasury Constant Maturities” for the maturity (rounded to the nearest month) corresponding to the remaining term, as of the applicable redemption date, of the Notes being redeemed plus (2) 0.35%. If no maturity set forth under such heading exactly corresponds to the remaining term of the Notes being redeemed, yields for the two published maturities most closely corresponding to the remaining term of the Notes being redeemed will be calculated as described in the preceding sentence, and the Adjusted Treasury Rate will be interpolated or extrapolated from such yields on a straight-line basis, rounding each of the relevant period to the nearest month. The term “Statistical Release” means the statistical release designation “H.15” or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively-traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the terms of the Notes, then such other reasonably comparable index as the Company shall designate. As provided in the Indenture, notice of redemption shall be given to the registered owners of Notes to be redeemed by mailing a notice of such redemption not less than 10 nor more than 60 days prior to the date fixed for redemption, to their addresses as they appear on the register books.

If an Event of Default (as that term is defined in the Indenture) shall occur, the principal of all Notes and the interest accrued thereon may be declared due and payable upon the conditions, in the manner and with the effect provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the holders of a majority in aggregate principal amount of the Notes then Outstanding.

The Notes are issuable in registered form in denominations of $2,000 and integral multiples of $1,000 in excess thereof. Notes may be exchanged for a like aggregate amount of Notes of other authorized denominations as provided in the Indenture. This Note is transferable at the office of the Trustee by the registered owner hereof in person, or by such registered owner’s attorney duly authorized in writing, on the books of the Company at said office, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Note. Upon such transfer a new fully registered Note or Notes of authorized denomination or denominations, for the same aggregate principal amount will be issued to the transferee in exchange herefor.

The Company, the Trustee and any agent of the Company or the Trustee and any paying agent may treat the registered owner hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or the Trustee) for the purpose of receiving payment hereof or on account hereof and for all other purposes, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

THIS NOTE AND THE OBLIGATIONS OF THE COMPANY AND THE GUARANTOR IN RESPECT HEREOF ARE GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

No recourse shall be had for the payment of the principal of or the interest on this Note or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or the Guarantor or of any successor of the Company or the Guarantor, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

Exhibit J

$[__]	CUSIP: __________
N-1	ISIN: ___________

CHEVRON U.S.A. INC.

4.200% NOTE DUE 2049

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO CHEVRON U.S.A. INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE EVIDENCING THE NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

CHEVRON U.S.A. INC. (herein referred to as the “Company”), a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania, for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [__] ($[__] ) on October 15, 2049 in lawful money of the United States of America and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) thereon in like money from October 15, 2020 or from the most recent Interest Payment Date (hereinafter defined) to which interest has been paid or duly provided for until payment of such principal sum, at the rate of 4.200% per annum, payable on each April 15 and October 15, commencing April 15, 2021 (the “Interest Payment Dates”).

The principal hereof is payable upon presentation and surrender of this Note at the principal office of Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”). Interest on this Note may be payable by check or draft mailed to the person in whose name this Note is registered at the close of business on the Record Date for such interest payment at such person’s address as it appears on the registration books of the Trustee. The Record Date for the Notes is the date which is 15 days prior to the relevant Interest Payment Date.

Subject to the terms of the Indenture (hereinafter defined), this Security is fully and unconditionally guaranteed as to all payments due hereon whether at the Stated Maturity, by acceleration, redemption, repayment or otherwise by Chevron Corporation (the “Guarantor”) in accordance with the terms set forth in Article XIV of the Indenture .

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF FULLY SET FORTH AT THIS PLACE.

This Note shall not be entitled to any benefit under the Indenture, or become valid or obligatory for any purpose, until the Certificate of Authentication hereon endorsed shall have been executed by manual or electronic signature by the Trustee.

*        *        *

IN WITNESS WHEREOF, each of the Company and the Guarantor has caused this Note to be signed by its respective Assistant Treasurer manually or in facsimile and its corporate seal to be imprinted hereon and attested by the manual or facsimile signature of its Secretary or an Assistant Secretary.

Dated: January __, 2021

CHEVRON U.S.A. INC.

By:
Name:
Title:

Attest:
Assistant Secretary

CHEVRON CORPORATION, as Guarantor

By:
Name:
Title:

Attest:
Assistant Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities, of the Series designated herein, described in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Authorized Signatory

CHEVRON U.S.A. INC.

4.200% NOTE DUE 2049

This Note is one of a duly authorized issue of securities of the Company, not limited in aggregate principal amount, all issued or to be issued in one or more series of varying dates, numbers, interest rates and other provisions, under an Indenture dated as of August 12, 2020, as amended by the Second Supplemental Indenture dated as of January    , 2021 (such indenture as so amended being herein referred to as the “Indenture”) each being among the Company, the Guarantor and the Trustee. This Note is one of a series of Notes designated as its “4.200% Notes Due 2049” aggregating $__________ in principal amount (herein called the “Notes”).

Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, obligations, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the holders of the Notes, to all of the provisions of which Indenture the registered owner of this Note, by acceptance hereof, assents and agrees. The Indenture contains provisions permitting the Company, the Guarantor and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities (which term is defined in the Indenture as any security or securities of the Company, authenticated and delivered under the Indenture) at the time Outstanding (as defined in the Indenture) and affected by such supplemental indenture, to execute one or more supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of such Securities; provided, however, that no such supplemental indenture shall, without the consent of the holder of each Outstanding Security (including the Notes) affected thereby: (1) change the Stated Maturity (as defined in the Indenture) of the principal of, or premium, if any, or any installment of principal of or interest on, any Security; (2) reduce the principal amount of any Security or reduce the amount of the principal of an Original Issue Discount Security (as defined in the Indenture) or any other Security which would be due and payable upon a declaration of acceleration of the Maturity (as defined in the Indenture) thereof pursuant to Section 502, or reduce the rate of interest on any Security; (3) reduce any premium payable upon the redemption of or change the date on which any Security may or must be redeemed; (4) change the coin or currency in which the principal of or premium, if any, or interest on any Security is payable; (5) impair the right of any holder to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date (as defined in the Indenture)); (6) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose holders is required for any such supplemental indenture, or the consent of whose holders is required for any waiver (of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences) provided for in the Indenture; or (7) modify any of the provisions of Sections 9.2, 5.12 or 10.5 of the Indenture, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any holder with respect to changes in the references to “the Trustee” and concomitant changes in Sections 9.2 and 10.5 of the Indenture, or the deletion of Section 9.2(7), in accordance with the requirements of Section 6.11 and 9.1(6) of the Indenture. It is also provided in the Indenture that the holders of a majority in principal amount of the Notes may waive (a) compliance by the Company with the covenants contained in Article X of the Indenture with respect to the Notes and (b) any past or existing Event of Default with respect to the Notes and its consequences except a continuing default in the payment of the principal of or interest on the Notes or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the registered owner of the Note so affected.

Prior to April 15, 2049, the Notes shall be subject to redemption, at the option of the Company, in whole or in part, at any time at a redemption price equal to the greater of (a) 100% of the principal amount of the Notes being redeemed and (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including the portion of any such payments of interest accrued as of the redemption date), discounted to the redemption date on a semiannual basis, calculated assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate, plus interest accrued on the Notes being redeemed to, but not including, the redemption date. On or after April 15, 2049, the Notes shall be subject to redemption, at the option of the Company, in whole or in part, at any time at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus interest accrued on the Notes being redeemed to, but not including, the redemption date. The “Adjusted Treasury Rate” is to be determined on the third Business Day preceding the redemption date and means (1) the arithmetic mean of the yields under the heading “Week Ending” published in the Statistical Release (hereinafter defined) most recently published prior to the date of determination under the caption “Treasury Constant Maturities” for the maturity (rounded to the nearest month) corresponding to the remaining term, as of the applicable redemption date, of the Notes being redeemed plus (2) 0.35%. If no maturity set forth under such heading exactly corresponds to the remaining term of the Notes being redeemed, yields for the two published maturities most closely corresponding to the remaining term of the Notes being redeemed will be calculated as described in the preceding sentence, and the Adjusted Treasury Rate will be interpolated or extrapolated from such yields on a straight-line basis, rounding each of the relevant period to the nearest month. The term “Statistical Release” means the statistical release designation “H.15” or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively-traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the terms of the Notes, then such other reasonably comparable index as the Company shall designate. As provided in the Indenture, notice of redemption shall be given to the registered owners of Notes to be redeemed by mailing a notice of such redemption not less than 10 nor more than 60 days prior to the date fixed for redemption, to their addresses as they appear on the register books.

If an Event of Default (as that term is defined in the Indenture) shall occur, the principal of all Notes and the interest accrued thereon may be declared due and payable upon the conditions, in the manner and with the effect provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the holders of a majority in aggregate principal amount of the Notes then Outstanding.

The Notes are issuable in registered form in denominations of $2,000 and integral multiples of $1,000 in excess thereof. Notes may be exchanged for a like aggregate amount of Notes of other authorized denominations as provided in the Indenture. This Note is transferable at the office of the Trustee by the registered owner hereof in person, or by such registered owner’s attorney duly authorized in writing, on the books of the Company at said office, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Note. Upon such transfer a new fully registered Note or Notes of authorized denomination or denominations, for the same aggregate principal amount will be issued to the transferee in exchange herefor.

The Company, the Trustee and any agent of the Company or the Trustee and any paying agent may treat the registered owner hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or the Trustee) for the purpose of receiving payment hereof or on account hereof and for all other purposes, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

THIS NOTE AND THE OBLIGATIONS OF THE COMPANY AND THE GUARANTOR IN RESPECT HEREOF ARE GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

No recourse shall be had for the payment of the principal of or the interest on this Note or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or the Guarantor or of any successor of the Company or the Guarantor, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

J-4